BOX 745                                                          Exhibit 10.5
(EI66006)

                                NEW SOUTH WALES

                             CERTIFICATE OF TITLE
                            REAL PROPERTY ACT, 1900

                                                          TORRENS TITLE
                                    [SEAL]    REFERENCE TO FOLIO OF THE REGISTER
                                                    ??????         9/8757
                                                    EDITION     DATE OF ISSUE
                                                       1          24.12.1991

I certify that the person described in the First Schedule is the registered proprietor of an estate in fee simple (or such other estate or interest as is set forth in that Schedule) in the land within described subject to such exceptions, encumbrances, interests and entries as appear in the Second Schedule and to any additional entries in the Folio of the Register.

                                              /s/ K. METTLE
                                              K. Mettle
                                              DEPUTY REGISTRAR GENERAL   [SEAL]

LAND
----
LOT 9 IN DEPOSITED PLAN 8757
     MUNICIPALITY OF AUBURN
     PARISH OF LIBERTY PLAINS   COUNTY OF CUMBERLAND
     TITLE DIAGRAM: DP8757

FIRST SCHEDULE
--------------
VILBRENT PTY LIMITED                                                  (T X82485)

SECOND SCHEDULE
---------------
1. RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2. E158006  MORTGAGE TO WESTPAC BANKING CORPORATION

[ALONG SIDE OF CERTIFICATE] PERSONS ARE CAUTIONED AGAINST ALTERING OR ADDING TO THIS CERTIFICATE OR ANY NOTIFICATION HEREON.

BOX 745
(EI66006)

                                NEW SOUTH WALES

                             CERTIFICATE OF TITLE
                            REAL PROPERTY ACT, 1900

                                                          TORRENS TITLE
                                    [SEAL]    REFERENCE TO FOLIO OF THE REGISTER
                                                                    10/8757
                                                    EDITION     DATE OF ISSUE
                                                       1          24.12.1991

I certify that the person described in the First Schedule is the registered proprietor of an estate in fee simple (or such other estate or interest as is set forth in that Schedule) in the land within described subject to such exceptions, encumbrances, interests and entries as appear in the Second Schedule and to any additional entries in the Folio of the Register.

                                              /s/ K. METTLE
                                              K. Mettle
                                              DEPUTY REGISTRAR GENERAL   [SEAL]

LAND
----
LOT 10 IN DEPOSITED PLAN 8757
     MUNICIPALITY OF AUBURN
     PARISH OF LIBERTY PLAINS   COUNTY OF CUMBERLAND
     TITLE DIAGRAM: DP8757

FIRST SCHEDULE
--------------
VILBRENT PTY LIMITED                                                  (T X82485)

SECOND SCHEDULE
---------------
1. RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2. E158006  MORTGAGE TO WESTPAC BANKING CORPORATION

WARNING: BEFORE DEALING WITH THIS LAND SEARCH THE CURRENT FOLIO OF THE REGISTER

[ALONG SIDE OF CERTIFICATE] PERSONS ARE CAUTIONED AGAINST ALTERING OR ADDING TO THIS CERTIFICATE OR ANY NOTIFICATION HEREON.

BOX 27C                         NEW SOUTH WALES
(3816295)

                             CERTIFICATE OF TITLE
                            REAL PROPERTY ACT, 1900
                                                          TORRENS TITLE
                                              REFERENCE TO FOLIO OF THE REGISTER

                                 [LOGO               IDENTIFIER  11/533334
                                 APPEARS             ---------------------------
                                  HERE]              EDITION    DATE OF ISSUE
                                                       5          24/2/1998
                                                     ---------------------------

PERSONS ARE CAUTIONED AGAINST ALTERING OR ADDING TO THIS CERTIFICATE OR ANY NOTIFICATION HEREON

I certify that the person described in the First Schedule is the registered proprietor of an estate in fee simple (or such other estate or interest as is set forth in that Schedule) in the land within described subject to such exceptions, encumbrances, interests and entries as appear in the Second Schedule and to any additional entries in the Folio of the Register.


                                        [DAVID MURLESKY]           [SEAL]

                                        REGISTRAR GENERAL

LAND
----
LOT 11 IN DEPOSITED PLAN 533334
    AT AUBURN
    LOCAL GOVERNMENT AREA: AUBURN
    PARISH OF LIBERTY PLAINS  COUNTY OF CUMBERLAND
    TITLE DIAGRAM: DP533334

FIRST SCHEDULE
--------------
VILBRENT PTY LIMITED                                                 (T 3816295)

SECOND SCHEDULE
---------------
1.  RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2.  DP533334  EASEMENT TO DRAIN SEWAGE AFFECTING THE EXISTING LINE OF PIPES
              WITHIN THE LAND ABOVE DESCRIBED SHOWN IN DP533334
3.  DP533334  EASEMENT TO DRAIN WATER AFFECTING THE EXISTING LINE OF PIPES
              WITHIN THE LAND ABOVE DESCRIBED SHOWN IN DP533334
4.  R542147   LEASE TO THE SYDNEY COUNTY COUNCIL OF CONTROL POINT PREMISES NO
              587 & SUBSTATION PREMISES NO 3768. WITH A RIGHT OF WAY & EASEMENT
              FOR ELECTRICITY PURPOSES. EXP 12-3-2022
5.  Z207443   LEASE TO BUNZL INDUSTRIES LIMITED. EXPIRES 30.6.2000 OPTION OF
              RENEWAL 5 YEARS
    E304837   TRANSFER OF LEASE TO SONOCO AUSTRALIA PTY LTD


WARNING: BEFORE DEALING WITH THIS LAND SEARCH THE CURRENT FOLIO OF THE REGISTER